UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 2, 2012

OHIO LEGACY CORP

(Exact name of registrant as specified in its charter)

Ohio	000-31673	34-1903890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 South Main Street

North Canton, Ohio 44720

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code :  (330) 499-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

Ohio Legacy Corp received correspondence from The Nasdaq Stock Market on April 2, 2012 indicating that the Company had regained compliance with Listing Rule 5550(a)(2) requiring listed companies to maintain a minimum closing bid price of $1.00 per share. Since the Company’s closing bid price for the last 10 consecutive business days, from March 19 to March 30, 2012 was above the $1.00 per share minimum bid price, Ohio Legacy Corp has regained compliance with the Nasdaq listing rule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2012

OHIO LEGACY CORP
By: /s/ Rick L. Hull Rick L. Hull
President and Chief Executive Officer